UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 19, 2013 (December 19, 2013)

Date of Report (Date of earliest event reported)

US FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-185732	36-3642294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 500

Rosemont, IL 60018

(Address of principal executive offices)

(847) 720-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the solicitation of consents (the “Consent Solicitation”) distributed to holders of outstanding notes on December 10, 2013 of US Foods, Inc. (the “Company”) in respect of the Company’s outstanding 8.5% Senior Notes Due 2019 (the “Notes”) issued pursuant to the Indenture, dated as of May 11, 2011 (as amended, supplemented, waived or otherwise modified, the “Indenture”), by and among the Company, the subsidiary guarantors party thereto (the “Subsidiary Guarantors”) and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB, the “Trustee”), the Company, the Subsidiary Guarantors and the Trustee entered into a Fourth Supplemental Indenture to the Indenture (the “Supplemental Indenture”), dated as of December 19, 2013, after the requisite consents with respect to the Consent Solicitation were received on December 19, 2013.

The Supplemental Indenture amends the Indenture to modify certain definitions contained in the Indenture so that the proposed acquisition by Sysco Corporation (“Sysco”) of all of the outstanding equity interests of the Company (the “Acquisition”) pursuant to an agreement and plan of merger entered into by, among others, Sysco and USF Holding Corp., as parent of the Company, on December 8, 2013, will not constitute a “Change of Control” under the Indenture, and the Company will not be required to make a “Change of Control Offer” under the Indenture in connection with the Acquisition.

This description of the Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

Item 7.01	Regulation FD Disclosure

On December 19, 2013, the Company issued a press release, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1, announcing the receipt of the requisite consents with respect to the Consent Solicitation and the expiration of the Consent Solicitation.

This information is furnished pursuant to Item 7.01 of Form 8-K. The information in this Item 7.01 and in Exhibit 99.1 hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

The furnishing of the information in Item 7.01 is not intended to, and does not constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.1	Fourth Supplemental Indenture, dated as of December 19, 2013, by and among US Foods, Inc., the subsidiary guarantors listed on the signature pages thereto and Wilmington Trust, National Association, as Trustee, relating to the 8.5% Senior Notes due 2019.

99.1	Press release issued by US Foods, Inc. on December 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 19, 2013	US Foods, Inc.

	By:	/s/ Juliette Pryor
Juliette Pryor
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit	Description

4.1	Fourth Supplemental Indenture, dated as of December 19, 2013, by and among US Foods, Inc., the subsidiary guarantors listed on the signature pages thereto and Wilmington Trust, National Association, as Trustee, relating to the 8.5% Senior Notes due 2019.

99.1	Press release issued by US Foods, Inc. on December 19, 2013.

4